    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 23, 1996



                                                      REGISTRATION NO. 333-14157

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1
                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------
                                  SUGEN, INC.

             (Exact name of Registrant as specified in its charter)

           Delaware                 13-3629196
 (State or other jurisdiction    (I.R.S. Employer
              of                  Identification
incorporation or organization)       Number)

                              515 GALVESTON DRIVE
                         REDWOOD CITY, CALIFORNIA 94063
                                 (415) 306-7700
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                              Stephen Evans-Freke
                             Chairman of the Board
                                  SUGEN, INC.
                              515 Galveston Drive
                         Redwood City, California 94063
                                 (415) 306-7700

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

             BRIAN C. CUNNINGHAM, ESQ.                              WILLIAM L. HUDSON, ESQ.
               GREGORY C. SMITH, ESQ.                                 THOMAS J. LIMA, ESQ.
                 Cooley Godward LLP                             Brobeck, Phleger & Harrison LLP
               Five Palo Alto Square                                       One Market
            Palo Alto, California 94306                                Spear Street Tower
                   (415) 843-5000                               San Francisco, California 94105
                                                                         (415) 442-0900

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

   As soon as practicable after the Registration Statement becomes effective.
                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement of the same offering. / /


    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box./ /

                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the expenses payable by the Company in connection with the sale, issuance and distribution of the securities being registered, other than underwriting discounts and commissions. All amounts are estimates except the SEC registration fee.

                                                                                  AMOUNT TO TO
ITEM                                                                                BE PAID
--------------------------------------------------------------------------------  ------------
SEC Registration Fee............................................................  $      9,409
NASD Filing Fee.................................................................         3,490
NASDAQ Additional Listing of Shares Filing Fee..................................        17,500
Printing and Engraving Expenses.................................................       125,000
Legal Fees and Expenses.........................................................       300,000
Accounting Fees and Expenses....................................................       165,000
Blue Sky Fees and Expenses......................................................        15,000
Transfer Agent and Registrar Fees...............................................         6,000
Miscellaneous...................................................................       208,601
                                                                                  ------------
    Total.......................................................................  $    850,000
                                                                                  ------------
                                                                                  ------------

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Under Section 145 of the Delaware General Corporation Law, the Registrant has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant's Bylaws also provide that the Registrant shall indemnify its directors and officers and may indemnify its other employees and other agents to the fullest extent not prohibited by Delaware law.

    The Registrant's Certificate of Incorporation provides for the elimination of liability for monetary damages for breach of the directors' fiduciary duty of care to the Registrant and its stockholders. These provisions do not eliminate the directors' duty of care and, in appropriate circumstances, equitable remedies such an injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for any transaction from which the director derived an improper personal benefit, and for payment of dividends or approval of stock repurchases or redemption that are unlawful under Delaware law. The provision does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

    The Registrant has entered into agreements with its directors and executive officers that require the Registrant to indemnify such persons against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred (including expenses of a derivative action) in connection with any proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was a director or officer of the Registrant or any of its affiliated enterprises, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


 EXHIBIT
 NUMBER                                         DESCRIPTION
---------  -------------------------------------------------------------------------------------
     1.1   Form of Underwriting Agreement
     4.1   Restated Certificate of Incorporation. (1)
     4.2   Certificate of Designation of Series A Junior Participating Preferred Stock of the
            Registrant. (2)
     4.3   Amended and Restated Bylaws. (3)
     5.1   Opinion of Cooley Godward LLP.
    11.1*  Statement re Computation of Net Loss per Share.
    23.1   Consent of Ernst & Young LLP, Independent Auditors.
    23.2   Consent of Cooley Godward LLP. Reference is made to 5.1.
    24.1*  Power of Attorney.


------------------------


*   Previously filed.


(1) Filed as an exhibit to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and incorporated herein by reference.

(2) Filed as an exhibit to the Form 8-K Current Report dated July 26, 1995, and incorporated herein by reference.

(3) Filed as an exhibit to the Registration Statement on Form S-1 filed March 30, 1994 (File No. 33-77074), as amended, and incorporated herein by reference.

ITEM 17.  UNDERTAKINGS.

    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to provisions described in Item 15, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The undersigned Registrant hereby undertakes that: (1) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and (2) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on October 23, 1996.


                                          SUGEN, INC.


                                          By:       /s/ STEPHEN EVANS-FREKE


                                          --------------------------------------

                                                     Stephen Evans-Freke
                                                 CHIEF EXECUTIVE OFFICER AND
                                                  CHAIRMAN OF THE BOARD


    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                        TITLE                         DATE
------------------------------------------------------  ------------------------------------  -------------------
                    /s/ STEPHEN EVANS-FREKE             Chief Executive Officer and Chairman     October 23, 1996
     -------------------------------------------        of the Board (Principal Executive
                (Stephen Evans-Freke)                   Officer)

                   /s/ CHRISTINE GRAY-SMITH             Senior Director of Finance               October 23, 1996
     -------------------------------------------        (Principal Financial and Accounting
                (Christine Gray-Smith)                  Officer)

                                                        Director                                           , 1996
     -------------------------------------------
                    (Axel Ullrich)

                                     *                  Director and Secretary                   October 23, 1996
     -------------------------------------------
                (Richard D. Spizzirri)

                                     *                  Director                                 October 23, 1996
     -------------------------------------------
                  (Anthony B. Evnin)

                                     *                  Director                                 October 23, 1996
     -------------------------------------------
                 (Charles M. Hartman)

                                     *                  Director                                 October 23, 1996
     -------------------------------------------
                   (Heinrich Kuhn)

                                     *                  Director                                 October 23, 1996
     -------------------------------------------
                (Donald E. Nickelson)

                                     *                  Director                                 October 23, 1996
     -------------------------------------------
                   (Bruce R. Ross)

                                     *                  Director                                 October 23, 1996
     -------------------------------------------
                 (Glenn S. Utt, Jr.)

                      SIGNATURE                                        TITLE                         DATE
------------------------------------------------------  ------------------------------------  -------------------
                                     *                  Director                                 October 23, 1996
     -------------------------------------------
                  (Michael A. Wall)

         *By:        /s/ STEPHEN EVANS-FREKE
     -------------------------------------------
                 Stephen Evans-Freke
                   Attorney-in-Fact

                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER                                         DESCRIPTION
---------  -------------------------------------------------------------------------------------
     1.1   Form of Underwriting Agreement
     4.1   Restated Certificate of Incorporation. (1)
     4.2   Certificate of Designation of Series A Junior Participating Preferred Stock of the
            Registrant. (2)
     4.3   Amended and Restated Bylaws. (3)
     5.1   Opinion of Cooley Godward LLP.
    11.1*  Statement re Computation of Net Loss per Share.
    23.1   Consent of Ernst & Young LLP, Independent Auditors.
    23.2   Consent of Cooley Godward LLP. Reference is made to 5.1.
    24.1*  Power of Attorney.


------------------------


 *  Previously filed.


(1) Filed as an exhibit to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and incorporated herein by reference.

(2) Filed as an exhibit to the Form 8-K Current Report dated July 26, 1995, and incorporated herein by reference.

(3) Filed as an exhibit to the Registration Statement on Form S-1 filed March 30, 1994 (File No. 33-77074), as amended, and incorporated herein by reference.